Exhibit 99.1

● All-stock transaction adds marquee global Fortune 500 B2B customer base, proprietary first-party consumer data, and 20-member global services team.

● Collective Audience’s AudienceCloud enhanced with DSL Digital’s proprietary AI-powered AdTech tool sets.

● New operational team, technology and customer base enable launch of Collective Audience’s AudienceServices™ for global brands and agencies.

NEW YORK, NY / ACCESSWIRE / July 1, 2024 / Collective Audience, Inc. (Nasdaq:CAUD), a leading innovator of audience-based performance advertising and media for the open web, has completed its acquisition of DSL Digital, a provider of Marketing-as-a-Service solutions powered by proprietary AI technology. Collective Audience acquired a controlling 51% interest in DSL Digital, with an exclusive option to acquire the remaining 49% within the next two years.

The acquisition will form the foundation for Collective Audience’s new AudienceServices™ group, with multi-million-dollar profitable revenues growing at 20% annually. Collective Audience expects to recognize substantial revenue growth from the acquisition and AudienceServices in the second quarter and accelerating for the rest of 2024.

Since 2019, DSL Digital has been providing digital performance advertising and marketing services to select global Fortune 500 brands, including a market leader in enterprise application software and a Global 500 multinational professional services company.

For these premier clients, the marketing services have included executing thousands of campaigns across hundreds of countries in multi-million-dollar advertising spend.

“The acquisition of DSL Digital demonstrates our ongoing commitment to our ’shareholder collective’ by making accretive acquisitions that scale our enterprise value,” stated Collective Audience CEO, Peter Bordes. “DSL Digital brings to us an exceptional world class operational team, enabling us to scale organically, while adding unique AI tools and capabilities to our AudienceCloud ecosystem.”

These new tools and services will become integral building blocks of Collective Audience’s organization, infrastructure and open web ecosystem. The company anticipates launching its recently introduced AI-powered AudienceServices group in the coming weeks, which is expected to drive incremental revenue growth in the third quarter and beyond.

“This acquisition also furthers Collective Audience’s growth strategy that involves transitioning to a new business model and executing on our vision for an industry-disruptive audience-based performance advertising and media platform for the open web,” added Bordes.

“We see the addition of the DSL Digital team to our platform having a multiplier effect to our growth prospects and market expansion, especially in combination with our new strategic partnerships with Reset Digital and Insticator, and the previously announced acquisition of BeOp that we are targeting to close in the second half of the year.”

The new AudienceServices group will leverage Collective Audience’s new end-to-end platform, AudienceDesk™ powered by AudienceCloud™ which the company officially launched in March. The cloud-based infrastructure platform was designed from the ground up as a next-generation integrated digital advertising and media ecosystem. The new ecosystem empowers brands, agencies and publishers with audience-based performance advertising and media solutions designed for the open web in a way that unlocks unrealized value and introduces a new level of direct, integrated collaboration.

Collective Audience has already begun to productize DSL Digital’s tool sets and integrate them with the existing modules in the AudienceCloud™ platform. DSL Digital’s global 20-member team, based in the U.S., Canada and Europe, is leading the integration process.

DSL Digital’s head of media, Eugene Smelyansky, who has become AudienceServices’s new group media director, commented: “We joined forces with Collective Audience since it shares our vision for revolutionizing the digital advertising and media industries. Collectively, we now have a greater platform for realizing this vision with the integration of our expertise and tools into AudienceCloud. We expect our new AudienceServices group to be extremely exciting for our existing and prospective clients.”

“We are now preparing to unleash the full suite of Collective Audience’s offerings to our existing clients,” added Smelyansky. “We are also building out B2B and DTC specific verticals for Collective Audience that will bring our performance marketing expertise to a larger base of brands and agencies.”

The acquisition was consummated in an all-stock transaction. Additional details related to the transaction will be made available in a Form 8-K to be filed by Collective Audience and available at www.sec.gov.

About Collective Audience

Collective Audience provides an innovative audience-based performance advertising and media platform for brands, agencies and publishers. The company has introduced a new open, interconnected, data driven, digital advertising and media ecosystem for the open web that eliminates many inefficiencies in the digital ad buyer and seller process for brands, agencies and publishers. It delivers long sought-after visibility, complementary technology, and unique audience data that drives focus on performance, brand reach, traffic and transactions.

For the AdTech providers and media buyers who come onto Collective Audience’s platform, they will be able to leverage audience data as a new asset class, powered by AI as an intelligence layer to guide decision making.

To learn more, visit collectiveaudience.co.

Important Cautions Regarding Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, regarding the company’s future financial performance, as well as the company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the management of Collective Audience and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Collective Audience. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; unanticipated conditions that could adversely affect the company; the overall level of consumer demand for Collective Audience’s or DSL Digital’s products/services; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of Collective Audience’s and DSL Digital’s customers; Collective Audience’s and DSL’s ability to implement their business strategy; the ability to successfully integrate DSL Digital into Collective Audience’s operations; changes in governmental regulation, Collective Audience’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to Collective Audience’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response; Collective Audience’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, Collective Audience’s information systems; changes in tax laws and liabilities, legal, regulatory, political and economic risks. More information on potential factors that could affect Collective Audience’s financial results is included from time to time in Collective Audience’s public reports filed with the SEC. If any of these risks materialize or Collective Audience’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Collective Audience presently knows, or that Collective Audience currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Collective Audience’s expectations, plans or forecasts of future events and views as of the date of this press release. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Collective Audience anticipates that subsequent events and developments will cause their assessments to change. However, while Collective Audience may elect to update these forward-looking statements at some point in the future, Collective Audience specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Collective Audience’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Company Contact:

Peter Bordes, CEO
Collective Audience, Inc.
Email contact

Investor Contact:

Ron Both
CMA Investor Relations
Tel (949) 432-7566
Email contact

Media Contact:

Tim Randall
CMA Media Relations
Tel (949) 432-7572
Email contact

SOURCE: Collective Audience

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